UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2025 (December 4, 2025)

GENERAL PURPOSE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42986	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59 Front Street
Millbrook, NY	12545
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 677-4650

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GPACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	GPAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GPACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, on December 4, 2025, General Purpose Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ full exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share, and one-half of one redeemable warrant of the Company. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

Also as previously reported, on December 4, 2025, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 660,000 Units (the “Private Placement Units”) to General Purpose Acquisition Corp Services LLC (the “Sponsor”) and Jefferies LLC, as representative for the underwriters, at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $6,600,000. Of those 660,000 Private Placement Units, the Sponsor purchased 430,000 Private Placement Units and Jefferies LLC, as representative for the underwriters, purchased 230,000 Private Placement Units.

A total of $230,000,000, comprised of $225,376,487 of the proceeds from the IPO (which amount includes $9,200,000 of the underwriters’ deferred discount) and $4,623,513 representing certain proceeds of the sale of the Private Placement Shares, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of December 4, 2025 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet as of December 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL PURPOSE ACQUISITION CORP.

By:	/s/ Peter Georgiopoulos
	Name:	Peter Georgiopoulos
	Title:	Chairman and Chief Executive Officer

Dated: December 10, 2025